                                                             EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned, directors of The Raymond Corporation ("Corporation"), hereby constitute and appoint Paul J. Sternberg and William B. Lynn, or either of them, their respective true and lawful attorneys and agents, each with full power and authority to act as such without the other, to sign the name of the undersigned to the Corporation's fiscal 1995 Annual Report on Form 10-K, and to any amendment thereto, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and the related rules and regulations thereunder, the undersigned hereby ratifying and confirming all that said attorneys and agents, of either one of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed and delivered these presents as of this 2nd day of March, 1996.

/s/ Ross K. Colquhoun                            /s/ George G. Raymond, Jr.
- -----------------------------------              ----------------------------
Ross K. Colquhoun,                               George G. Raymond, Jr.,
Chairman of the Board, Chief Executive           Director
Officer and Director


/s/ James J. Malvaso                             /s/ Arthur M. Richardson
- -----------------------------------              ----------------------------
James J. Malvaso  .                              Arthur M. Richardson, Director
President, Chief Operating Officer
and Director


/s/ James F. Matthews                            /s/ Dr. M. Richard Rose
- -----------------------------------              ----------------------------
James F. Matthews, Director                      Dr. M. Richard Rose, Director


/s/ John E. Mott                                 /s/ John V. Sponyoe
- -----------------------------------              ----------------------------
John E. Mott, Director                           John V. Sponyoe, Director


/s/ Michael R. Porter                            /s/ Michael O. Womack
- -----------------------------------              ----------------------------
Michael R. Porter, Director                      Michael O. Womack, Director